                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported).........February 5, 1996

                             RYKOFF-SEXTON, INC.
           (Exact name of registrant as specified in its charter)

        DELAWARE                    0-8105                    95-2134693
-------------------------  -------------------------  -------------------------
    (State or other         (Commission File Number)       (I.R.S. Employer
    jurisdiction of                                      Identification Number)
     incorporation)

                             1050 Warrenville Road
                           Lisle, Illinois 50532-5201
                           --------------------------
                    (Address of principal executive offices)

    Registrant's telephone number, including area code ..... (708) 964-1414


-------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

    Rykoff-Sexton, Inc. announced today that it has executed a definitive merger agreement with US Foodservice Inc. pursuant to which US Foodservice Inc. will merge with and into a wholly owned subsidiary of Rykoff-Sexton, Inc., all as set forth more fully in the press releases filed as exhibits herewith.

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 5, 1996                RYKOFF-SEXTON, INC.

                                       By /s/  Richard J. Martin
                                         --------------------------------------
                                         Its Senior Vice President and Chief
                                         Financial Officer

                                 EXHIBIT INDEX


99.1  Press Release